EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED MAY 20, 2014, TO
THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

APPOINTMENT OF NEW TRUSTEE.  At its February 13, 2014 meeting, the Board of Trustees (“Board”) for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) approved the election of Liana O’Drobinak to serve as a member of the Board beginning May 15, 2014.

As a result, the Statement of Additional Information (“SAI”) is amended as described below.

The following information is added to the table of Trustee information beginning on page 39:

Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Directorships of Other Public Companies
Independent Trustees:
Liana O’Drobinak (1963) Trustee since 2014	Managing Member, Bay Consulting Partners, LLC, since 2010; Board Member, Florida Prepaid College Board, 2012-2014; Board Member, Health Insurance Innovations, Inc., 2/2013-10/2013	10	N/A

In the section that provides further information about the qualifications and experience of each Trustee beginning on page 40, the following is added:

Ms. O’Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board.

In the “Board Committees” section beginning on page 41, the first sentence of the second paragraph is replaced with the following:

The funds also have a Compliance Committee, consisting of Mr. Kinnicutt, Dr. Talbot and Ms. O’Drobinak, each of whom is an Independent Trustee.

In the “Board Committees” section beginning on page 41, the first sentence of the third paragraph is replaced with the following:

The funds also have a Nominating Committee, consisting of Messrs. Jarrett, Kinnicutt, Meurer, Pappas, Dr. Talbot and Ms. O’Drobinak, each of whom is an Independent Trustee.

The following footnote is added to the “Dollar Range of Equity Securities Owned” table beginning on page 42:

As of May 15, 2014, Ms. O’Drobinak does not own shares of any Eagle Fund.

The last sentence in the second paragraph on page 43 is replaced with the following:

The following table reflects the compensation paid to each Trustee, other than Ms. O’Drobinak, during the Funds’ fiscal year ended October 31, 2013. Ms. O’Drobinak was elected to serve on the Board effective May 15, 2014.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE